EXHIBIT 24.1
                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.


                              Signed:        /s/ Max E. Bobbitt
                              Name:              Max E. Bobbitt

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.



                              Signed:        /s/ Joe T. Ford
                              Name:              Joe T. Ford

                                                                  EXHIBIT 24.1


                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                              Signed:        /s/ Tom T. Orsini
                              Name:              Tom T. Orsini

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                                 POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                              Signed:        /s/ George C. McConnaughey
                              Name:              George C. McConnaughey

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                              Signed:        /s/ Ben W. Agee
                              Name:              Ben W. Agee

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors


                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                              Signed:        /s/ W.W. Johnson
                              Name:              W.W. Johnson

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                              Signed:        /s/ John E. Steuri
                              Name:              John E. Steuri

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.



                              Signed:        /s/ Emon A. Mahony, Jr.
                              Name:              Emon A. Mahony, Jr.

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares ofcommon stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                               Signed:        /s/ John P. McConnell
                               Name:              John P. McConnell

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                               Signed:        /s/ Philip F. Searle
                               Name:              Philip F. Searle

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                              Signed:        /s/ Carl H. Tiedemann
                              Name:              Carl H. Tiedemann

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                              Signed:        /s/ Ronald Townsend
                              Name:              Ronald Townsend

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                              POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.




                              Signed:        /s/ William H. Zimmer, Jr.
                              Name:              William H. Zimmer, Jr.

                                                                  EXHIBIT 24.1

                                                        1994 Stock Option Plan
                                                     for Nonemployee Directors



                                  POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENT:   That the undersigned, a Director or
Officer, or both, of ALLTEL Corporation (the "Corporation"), acting pursuant to authorization of the Board of Directors of the Corporation, hereby appoints
Joe T. Ford, Max E. Bobbitt, and Francis X. Frantz, or any of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a Director or Officer, or both, of the Corporation, to sign a Registration Statement on Form S-8, and any amendments (including post effective amendments) and supplements thereto, of the Corporation to be filed with the Securities and Exchange Commission pursuant to any applicable Rule under the Securities Act of 1933, as amended (the "Act"), with respect to the registration of the shares of common stock of the Corporation issuable upon exercise of options granted under the 1994
Stock Option Plan for Nonemployee Directors, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 1994.



                              Signed:        /s/ Dennis J. Ferra
                              Name:              Dennis J. Ferra